SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 6, 2005

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On January 6, 2005, the Board of Directors of Wal-Mart Stores, Inc. (“Wal-Mart”) appointed Douglas N. Daft to serve on its Board of Directors, effective January 6, 2005. In addition, Mr. Daft was appointed to the Compensation, Nominating and Governance Committee of the Board of Directors. There is no arrangement or understanding pursuant to which Mr. Daft was selected as a director, and there are no related party transactions between Wal-Mart and Mr. Daft that are reportable under Item 404(a) of Regulation S-K. A copy of the press release announcing Mr. Daft’s appointment is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated January 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2005

WAL-MART STORES, INC.

By:	/s/ Jeffrey J. Gearhart
Jeffrey J. Gearhart
Title:	Vice President and General Counsel, Corporate

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated January 6, 2005